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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                  June 6, 2000
                                (Date of report)




                             HOMESIDE LENDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                        1-12979                 59-2725415
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(State or other jurisdiction     (Commission file number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)


                   7301 BAYMEADOWS WAY, JACKSONVILLE, FL 32256
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               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

Exhibits are filed herewith in connection with the Registrant's registration statements on Form S-3 No. 333-84179, 333-78629 and 333-45603 filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933.


ITEM 7.  EXHIBITS

The following exhibits are filed herewith:

 1.1     Form of Distribution Agreement

 4.3     Form of floating rate note

12.1     Computation of the Ratio of Earnings to Fixed Charges



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HOMESIDE LENDING, INC.
                                      ----------------------
                                      (Registrant)


Date:  June 8, 2000                   By:/s/ Kevin D. Race
                                         -------------------------------------
                                         Kevin D. Race
                                         President and Chief Operating Officer